                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                                     [ ]

Filed by a Party other than the Registrant                  [X]


Check the Appropriate Box:

[ ]   Preliminary Proxy Statement

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12



                        HARLEYSVILLE NATIONAL CORPORATION
                (Name of Registrant as Specified in Its Charter)



                            Bowne Financial Printing
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   Not applicable

[ ]   $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)

[ ]   $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(8)(3)

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            Amount Previously Paid:
            Form Schedule or Registration Statement No.:

            Filing Party:
            Date Filed:

                       HARLEYSVILLE NATIONAL CORPORATION
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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 8, 1997

TO THE SHAREHOLDERS OF
HARLEYSVILLE NATIONAL CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of HARLEYSVILLE NATIONAL CORPORATION ("Corporation") will be held at 9:30 a.m., prevailing time, on Tuesday, April 8, 1997, at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401, for the following purposes:

1. To elect two Class C Directors to serve until the expiration of their four-year terms and until their successors are elected and qualified; and

2. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     In accordance with the by-laws of the Corporation and action of the Board of Directors, only those shareholders of record at the close of business on February 21, 1997 will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1996 is being mailed to shareholders with this Notice. Copies of the Corporation's Annual Report for the 1995 fiscal year may be obtained at no cost by contacting Jo Ann M. Bynon, Secretary, Harleysville National Corporation, 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438, telephone (215) 256-8851.

     YOU ARE URGED TO MARK, SIGN, DATE, AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND TO ASSURE THE PRESENCE OF A QUORUM. The prompt return of your signed Proxy, regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitations. The giving of such Proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the Corporation.

                                       By Order of the Board of Directors,

                                       /s/ Walter E. Daller, Jr.
                                       Walter E. Daller, Jr.
                                       President and
                                       Chief Executive Officer

March 10, 1997
Harleysville, Pennsylvania

                       HARLEYSVILLE NATIONAL CORPORATION
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                   PROXY STATEMENT FOR THE ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON APRIL 8, 1997

--------------------------------------------------------------------------------

                                    GENERAL

INTRODUCTION, DATE, TIME AND PLACE OF ANNUAL MEETING

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of HARLEYSVILLE NATIONAL CORPORATION ("Corporation"), a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 8, 1997, at 9:30 a.m., prevailing time, at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401, and at any adjournment or postponement thereof.

     The principal executive office of the Corporation is located at The Harleysville National Bank and Trust Company, 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438. The telephone number for the Corporation is
(215) 256-8851. All inquiries should be directed to Walter E. Daller, Jr., President and Chief Executive Officer of the Corporation. The Corporation currently has three banking subsidiaries: The Harleysville National Bank and Trust Company ("Harleysville"), The Citizens National Bank of Lansford ("Citizens"), and Security National Bank ("Security"); or collectively, the "Banks."

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement and the enclosed form of proxy (the "Proxy") are first being sent to shareholders of the Corporation on or about March 10, 1997.

     Shares represented on the accompanying form of Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholder. Any Proxy not specifying to the contrary will be voted FOR the election of the nominees for Class C Director named below. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the Corporation. The cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material, which the Corporation may furnish shareholders in connection with the Annual Meeting, will be borne by the Corporation. In addition to the use of the mails, certain directors, officers and employees of the Corporation and the Banks may solicit proxies personally, by telephone, by telegraph and by telecopier. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request therefor, the Corporation will reimburse them for their reasonable forwarding expenses.

REVOCABILITY OF PROXY

     A shareholder who returns a Proxy may revoke the Proxy at any time before it is voted only: (1) by giving written notice of revocation to Jo Ann M. Bynon, Secretary of Harleysville National Corporation, at 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438; (2) by executing a later-dated Proxy and giving written notice thereof to the Secretary of the Corporation; or (3) by voting in person after giving written notice to the Secretary of the Corporation.

VOTING SECURITIES; RECORD DATE AND QUORUM

     The Corporation is currently authorized to issue 30,000,000 shares of Common Stock, par value $1.00 per share and 3,000,000 shares of series preferred stock, par value $1.00 per share.

     At the close of business on February 21, 1997, the Corporation had 6,657,001 shares of Common Stock, par value $1.00 per share (the "Common Stock") outstanding. As of February 21, 1997, no series preferred stock was outstanding.

     Only holders of Common Stock of record at the close of business on February 21, 1997 will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each share of Common Stock is entitled to one vote.

     Under Pennsylvania law and the by-laws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Pursuant to the by-laws of the Corporation, the presence, in person or by Proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the two nominees for Class C Director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

PRINCIPAL OWNERS

     The following table sets forth, as of February 21, 1997, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of the Corporation's Common Stock owned.

                                                                                      PERCENT OF
                                                                    SHARES           OUTSTANDING
                                                                 BENEFICIALLY        COMMON STOCK
                       NAME AND ADDRESS                            OWNED(1)       BENEFICIALLY OWNED
---------------------------------------------------------------  ------------     ------------------
The Harleysville National Bank and Trust Company...............     396,288(2)           5.91%
  Trust Department
  483 Main Street
  P. O. Box 195
  Harleysville, Pennsylvania 19438

------------------
(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after February 21, 1997. Beneficial ownership may be disclaimed as to certain of the securities.
(2) Shares held by Harleysville's Trust Department are held in its fiduciary capacity. Harleysville's Trust Department has sole power to vote or to direct the vote of 396,288 shares and sole power to dispose or to direct the disposition of 396,288 shares. Harleysville's Trust Department intends to vote all shares under its control FOR the election of the nominees for director named below.

            BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES

     The following table sets forth, as of February 21, 1997, the amount and percentage of the Corporation's outstanding Common Stock beneficially owned (as defined in the prior table) by each director and nominee for director and by all officers and directors of the Corporation and the Banks as a group.

                                                                SHARES              PERCENT OF
                    NAME OF INDIVIDUAL                       BENEFICIALLY           OUTSTANDING
                   OR IDENTITY OF GROUP                        OWNED(1)           COMMON STOCK(2)
-----------------------------------------------------------  -------------       -----------------
John W. Clemens (5)........................................      12,229(3)                --
Walter E. Daller, Jr. (7)..................................     149,288(8)              2.23%
Martin E. Fossler (7)......................................      12,989(9)                --
Harold A. Herr (4).........................................      11,273(10)               --
Thomas S. McCready (7).....................................     123,188(11)             1.84%
Bradford W. Mitchell (6)...................................       1,896(12)               --
Henry M. Pollak (4)........................................      17,073(13)               --
Palmer E. (Pete) Retzlaff (5)..............................       1,598(14)               --
Walter F. Vilsmeier (4)....................................       5,611(15)               --
William M. Yocum (6).......................................      31,640(16)               --
All Officers and Directors as a Group (37 persons).........     639,917(17)(18)         9.54% (18)

------------------
 (1) Information furnished by the directors.
 (2) Less than one percent (1%) unless otherwise indicated.
 (3) Includes: 9,194 shares owned solely by J. Clemens; 744 shares owned jointly by J. Clemens and his spouse; and 2,291 shares owned by his spouse.
 (4) A Class A Director whose term expires in 1999.

 (5) A Class B Director whose term expires in 2000.
 (6) A Class C Director whose term expires in 1997, and a Nominee for Class C Director whose term, if elected, will expire in 2001.
 (7) A Class D Director whose term expires in 1998.
 (8) Includes: 22,956 shares owned solely by W. Daller; 114,579 shares owned jointly by W. Daller and spouse; and 11,753 shares owned solely by his spouse.
 (9) Includes: 12,506 shares owned solely by M. Fossler; and 483 shares owned by his spouse.
(10) These shares are owned solely by H. Herr.
(11) Includes: 64,561 shares owned by T. McCready as Trustee of his own personal trust; and 58,627 shares owned by his spouse as Trustee of her own personal trust.
(12) These shares are owned solely by B. Mitchell.
(13) Includes: 14,965 shares owned solely by H. Pollak; and 2,108 shares representing unexercised stock options that are currently exercisable.
(14) These shares are owned solely by P. Retzlaff.
(15) These shares are owned solely by W. Vilsmeier.
(16) These shares are owned solely by W. Yocum.
(17) Does not include 396,288 shares held by The Harleysville National Bank and Trust Company in its fiduciary capacity.
(18) The percent of class assumes the exercise of all outstanding options issued to directors, employee directors, and officers and, therefore, on a pro forma basis, 6,705,610 shares of Common Stock outstanding.

                             ELECTION OF DIRECTORS

     The by-laws of the Corporation provide that the Corporation's business shall be managed by its Board of Directors. The by-laws provide that the number of directors that shall constitute the whole Board of Directors shall not be less than five (5) nor more than twenty-five (25) and that the Board of Directors shall be classified into four (4) classes, each class to be elected for a term of four (4) years. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors and their respective classifications. No person shall be elected as a director who has not attained full age. No person shall serve as a director after he or she has attained the age of seventy-two (72) years. The Board of Directors has fixed the number of Board members at ten (10) with two (2) directors in each of Classes B and C, and three (3) directors in each of Classes A and D. Pursuant to Section
11.1 of the by-laws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed shall be a director until the expiration of the term of office of the class of directors to which he or she was appointed.

     In accordance with Section 10.3 of the by-laws, at the 1997 Annual Meeting of Shareholders, two (2) Class C Directors shall be elected to serve for a four-year term and until their successors are elected and qualified.

     Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the election of the two nominees named below. If any nominee should become unavailable for any reason, Proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe the nominees named will be unable to serve, if elected. Any vacancy occurring on the Board of Directors of the Corporation for any reason may be filled by a majority of the directors then in office until the expiration of the term of the vacancy.

     There is no cumulative voting for the election of directors. Each share of Common Stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns ten (10) shares of Common Stock, he or she may cast up to ten
(10) votes for each of the two (2) directors in the class to be elected.

     The Board of Directors recommends that the shareholders vote FOR the election of the Class C Directors listed below.

         INFORMATION AS TO NOMINEES, DIRECTORS, AND EXECUTIVE OFFICERS

     The following table contains certain information with respect to the Corporation's Directors, nominees for Director and executive officers:


                                                                                            DIRECTOR OF
                                            PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND   CORPORATION OR
                                            POSITION HELD WITH THE CORPORATION              HARLEYSVILLE
                NAME                  AGE   HARLEYSVILLE, CITIZENS AND SECURITY              SINCE
------------------------------------  ---   --------------------------------------------   --------------
CURRENT CLASS C DIRECTORS AND
NOMINEES FOR CLASS C DIRECTOR TO
SERVE UNTIL 2001
Bradford W. Mitchell (1)(4)(5)......  69    Chairman of the Board and                           1980
                                            Director, formerly Chief
                                            Executive Officer -- Harleysville
                                            Mutual Insurance Company; and
                                            Harleysville Group, Inc., an
                                            insurance holding company

William M. Yocum (3)(6).............  63    President -- W. M. Yocum Machine                    1984
                                            Company
CLASS D DIRECTORS TO SERVE UNTIL
1998
Walter E. Daller, Jr. (1)(4)........  57    Chairman of the Board, Director,                    1977
                                            President and Chief Executive
                                            Officer of the Corporation and
                                            Harleysville; Director of
                                            Citizens since 1991; and Director
                                            of Security since 1994

Martin E. Fossler (1)(3)(4)(5)......  68    Retired, formerly President                         1984
                                            MEFCO, a manufacturer of
                                            industrial packaging

Thomas S. McCready..................  66    Attorney-at-law; Chairman of the                    1996
                                            Board and Director of Citizens
CLASS A DIRECTORS TO SERVE UNTIL
1999
Walter F. Vilsmeier (2)(4)..........  67    Chief Executive                                     1987
                                            Officer -- Vilsmeier Auction Co.,
                                            Inc., auction and appraisal
                                            services; and Vilsmeier
                                            Equipment, Inc., purchase, sale,
                                            and rental of used equipment and
                                            parts

Harold A. Herr (2)(3)...............  49    Partner -- Albert S. Herr & Sons,                   1987
                                            Agri-Business

Henry M. Pollak.....................  65    President -- American Machine and                   1996
                                            Tool, manufacturer of pumps and
                                            woodworking tools; Director of
                                            Security

                                                                                                 DIRECTOR OF
                                            PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND        CORPORATION OR
                                                POSITION HELD WITH THE CORPORATION,              HARLEYSVILLE
                NAME                  AGE       HARLEYSVILLE, CITIZENS AND SECURITY                 SINCE
------------------------------------  ---   --------------------------------------------        --------------
CLASS B DIRECTORS TO SERVE UNTIL
2000
John W. Clemens (1)(2)(5)...........  70    Director, formerly Chairman and                     1973
                                            Chief Executive
                                            Officer -- Hatfield Quality
                                            Meats, a meat packing and
                                            processing company

Palmer E. (Pete) Retzlaff (3).......  65    President -- Southwest Grain                        1996
                                            Company, a grain import and
                                            export business; Director,
                                            Teleflex, Inc. and Paris Business
                                            Corp.

------------------
(1) Member of the Executive Committee. The Executive Committee is appointed annually by the Board of Directors and has the authority to take action between meetings of the Board of Directors with respect to matters that a majority of the Committee consider necessary to be addressed prior to the next meeting of the Board of Directors. During 1996, the Executive Committee held four (4) meetings.

(2) Member of the Nominating Committee. The Nominating Committee is appointed annually by the Board of Directors to recommend nominees to serve as officers of the Corporation, nominees for election to the Boards of Directors of Harleysville, Citizens and Security, and nominees to serve as officers of Harleysville, Citizens and Security. During 1996, the Nominating Committee held one (1) meeting.

(3) Member of the Audit Committee. The Audit Committee is appointed annually by the Board of Directors to recommend the selection of independent auditors, to review the scope and results of the audit and to review the adequacy of the Corporation's accounting, financial and operating controls. During 1996, the Audit Committee held four (4) meetings.

(4) Member of the Investment and Funds Management Committee. The Investment and Funds Management Committee is appointed annually by the Board of Directors to oversee the Investment Policy, review liquidity, and approve the type and maturity of investments. During 1996, the Investment and Funds Management Committee held four (4) meetings.

(5) Member of the Compensation Committee. The Compensation Committee is appointed annually by the Board of Directors and consists of three (3) non-employee directors. The Compensation Committee recommends the establishment of policies dealing with various compensation plans for the Corporation and its subsidiaries. In addition, the Committee makes recommendations to the Board with respect to the compensation of the President and Chief Executive Officer and approves the compensation paid to the other senior executives. The Committee also administers the Equity Incentive Plan, the 1993 Stock Incentive Plan, the Harleysville National Corporation Stock Bonus Plan and, in this capacity, it makes or recommends all option grants or awards to the Corporation's subsidiaries, officers and executives under this Plan. During 1996, the Compensation Committee held six
    (6) meetings.

(6) Member of the Compliance Committee. The Compliance Committee is appointed annually by the Board of Directors. The Committee's primary objective is to assure the Board of Directors that the Corporation's subsidiaries are in compliance with all applicable laws and regulations. During 1996, the Compliance Committee held three (3) meetings.

    During 1996, the Board of Directors of the Corporation held twelve (12) meetings. The members of the Board of Directors of the Corporation also serve as the members of the Board of Directors of Harleysville, with the exception of Thomas S. McCready and Henry M. Pollak. During 1996, the Board of Directors of Harleysville held thirteen (13) meetings. During 1996, all of the directors attended at least seventy-five percent (75%) of the meetings of the Boards of Directors of the Corporation and of Harleysville and of the committees of which they were members.

     A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the Corporation in accordance with Section 10.1 of the by-laws of the Corporation. Any shareholder who intends to nominate a candidate for election to the Board of Directors must notify the Secretary of the Corporation in writing not less than forty-five (45) days prior to the date of any meeting of shareholders called for the election of directors. The written notification must contain certain information with regard to the proposed nominee to the extent known by the notifying shareholder.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that the Corporation's officers, directors, and persons who own more than ten percent (10%) of the registered class of the Corporation's equity securities file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). In addition, Section 16(a) requires officers, directors and greater than ten percent (10%) shareholders to furnish the Corporation with copies of all Section 16(a) forms they file with the SEC. There are no ten percent (10%) shareholders of the Corporation's equity securities.

     Based solely on the Corporation's review of copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required to be filed with the SEC, the Corporation believes that during the period of January 1, 1996 through December 31, 1996, all filing requirements applicable to its officers and directors were satisfied.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     Shown below is information concerning annual and long-term compensation for services in all capacities to the Corporation and its subsidiaries for the fiscal years ending December 31, 1996, 1995, and 1994 of those persons who, during 1996 (i) served as the Corporation's Chief Executive Officer and (ii) were executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 at December 31, 1996 (collectively with the Chief Executive Officer, the "Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM COMPENSATION
                                                                                   ---------------------------------
                                                                                     AWARDS
                                                    ANNUAL COMPENSATION            ----------                PAYOUTS
                                           --------------------------------------  RESTRICTED   SECURITIES   -------
                                            ANNUAL                   OTHER ANNUAL    STOCK      UNDERLYING    LTIP
             NAME AND                       SALARY       BONUS       COMPENSATION    AWARDS    OPTIONS/SARS  PAYOUTS
        PRINCIPAL POSITION          YEAR     ($)          ($)            ($)          ($)          (#)         ($)
----------------------------------  ----   --------     --------     ------------  ----------  ------------  -------
Walter E. Daller, Jr. (1).........  1996   $305,000(6)  $158,500(7)          --        --             --       --
President and CEO                   1995    296,405(6)   144,700(7)          --        --             --       --
                                    1994    264,205(6)   102,100(7)          --        --             --       --

Demetra M. Takes (2)..............  1996   $148,750     $ 57,000             --        --             --       --
Executive Vice President            1995    141,000       49,500             --        --             --       --
and COO                             1994    133,000       40,000             --        --             --       --

Fred C. Reim, Jr. (3).............  1996   $102,462     $ 20,500             --        --             --       --
Senior Vice President               1995     98,050       16,175             --        --          1,654       --
                                    1994     92,500       13,875             --        --             --       --

Vernon L. Hunsberger (4)..........  1996   $ 95,400     $ 23,850             --        --             --       --
Senior Vice President,              1995     91,300       18,250             --        --             --       --
CFO and Cashier                     1994     83,000       15,000             --        --             --       --

Raymond H. Melcher, Jr. (5).......  1996   $121,680     $ 14,400             --        --             --       --
President and CEO Security          1995    117,000       14,000       $ 14,778(13)    --          3,150       --
                                    1994     15,750(12)       --(12)         --        --             --       --

                                             ALL OTHER
             NAME AND                      COMPENSATION
        PRINCIPAL POSITION                     ($)
----------------------------------   -------------------------

Walter E. Daller, Jr. (1).........   $153,694   (8)(9)(10)(14)
President and CEO                      58,474       (8)(9)(10)
                                       58,474       (8)(9)(10)

Demetra M. Takes (2)..............   $ 64,649      (9)(10)(14)
Executive Vice President               33,471          (9)(10)
and COO                                32,271          (9)(10)

Fred C. Reim, Jr. (3).............   $  7,666         (10)(14)
Senior Vice President                  14,708             (10)
                                       13,875             (10)

Vernon L. Hunsberger (4)..........   $ 17,845      (9)(10)(14)
Senior Vice President,                 13,695             (10)
CFO and Cashier                        12,450             (10)

Raymond H. Melcher, Jr. (5).......   $  9,101         (11)(14)
President and CEO Security             17,550             (11)
                                           --         (11)(12)

------------------
 (1) Walter E. Daller, Jr. serves as President and Chief Executive Officer, and Chairman of the Board of the Corporation and of Harleysville and as a member of the Boards of Directors of Citizens and of Security.

 (2) Demetra M. Takes serves as Vice President of the Corporation, as Executive Vice President and Chief Operating Officer of Harleysville and as a member of the Boards of Directors of Citizens and of Security.

 (3) Fred C. Reim, Jr. serves as Senior Vice President of Harleysville.

 (4) Vernon L. Hunsberger serves as Treasurer of the Corporation, and as Senior Vice President, Chief Financial Officer, and Cashier of Harleysville.

 (5) Raymond H. Melcher, Jr. serves as President and Chief Executive Officer of Security, and as a member of the Board of Directors of Security.

 (6) Includes $11,750, $11,405 and $9,205 received as director's fees earned as a director of Harleysville for 1996, 1995 and 1994, respectively.

 (7) Includes $2,300, $2,200 and $2,100 received as director's bonus received as a director of Harleysville for 1996, 1995 and 1994, respectively.

 (8) Includes $6,990 for each of 1996, 1995 and 1994 for premiums paid for the directors' deferred compensation plan maintained by the Corporation in which W. Daller participates and for whom a portion of his director's compensation was deferred from 1985 through 1989. Under the terms of the plan, benefits can be paid out over a ten-year period upon reaching age 70. Should W. Daller die before age 70, or before receiving all of the benefits, those benefits would be paid to W. Daller's beneficiary until age 70 or for ten years, whichever shall be greater. This plan is considered an unfunded plan which is subject to substantial risk of forfeiture and W. Daller is not considered as vested pursuant to the plan.

 (9) Includes $132,454, $28,984 and $28,984 for W. Daller, $50,511, $12,321 and
     $12,321 for D. Takes for 1996, 1995 and 1994, and $8,586 for V. Hunsberger for 1996, respectively, for premiums paid for W. Daller, D. Takes, and V. Hunsberger for the Supplemental Executive Retirement Plan maintained for certain officers and key employees of the Corporation and of Harleysville. The Plan provides for payment to a covered employee of an annual supplemental retirement benefit equal to 50% of the employee's annual base salary upon retirement. Premiums are paid for a life insurance policy for which Harleysville is beneficiary; policy reimburses Harleysville, upon the death of the employee, for all amounts paid to the Plan. This Plan is an unfunded promise to pay to the named individuals which is subject to substantial risk of forfeiture, and the individual is not considered as vested pursuant to the Plan.

(10) Includes discretionary contributions of $13,500, $22,500 and $22,500 for 1996, 1995 and 1994, respectively, for W. Daller; $13,388, $21,150 and
     $19,950 for 1996, 1995 and 1994, respectively, for D. Takes; $6,916,
     $14,708 and $13,875 for 1996, 1995 and 1994, respectively, for F. Reim; and $8,586, $13,695, and $12,450 for 1996, 1995 and 1994, respectively, for V.
     Hunsberger pursuant to Harleysville's profit sharing plan. For fiscal year 1996, contributions to the 401(k) profit sharing plan were made for all employees of Harleysville equal to 6% of salary plus a 50% match of employee's contribution up to a maximum of 3%, with the exception of W. Daller. The profit sharing contribution for W. Daller was limited to 6% of $150,000 of his salary, plus a 50% match of employee's contribution up to a maximum of 3% of $150,000 to comply with the Internal Revenue Code Section 404(1). For fiscal years 1995 and 1994, contributions to the profit sharing plan were made for all employees of Harleysville equal to 15% of salary, with the exception of W. Daller. The profit sharing contribution for W. Daller was limited to 15% of $150,000 of his salary to comply with the Internal Revenue Code Section 404(1).

(11) Represents a discretionary contribution of $8,351 and $17,550 for 1996 and 1995, respectfully, for R. Melcher pursuant to Security's profit sharing plan. No discretionary contribution was made in 1994 for R. Melcher pursuant to Security's profit sharing plan. For fiscal year 1996, contributions to the 401(k) profit sharing plan were made for all employees of Security equal to 6% of salary plus a 50% match up to a maximum of 3% of salary. For fiscal years 1995 and 1994, contributions to the profit sharing plan were made for all employees of Security equal to 15% of salary.

(12) Amounts reflect R. Melcher's one and one half months' tenure during 1994.

(13) Includes $3,803 for company car and $8,089 for country club membership.

(14) Stock bonus of 30 shares awarded December 24, 1996. Valuation $750, based on the closing price of the Corporation's common shares on the NASDAQ Stock Exchange of $25 per share on the date of award.

     Stock options were not granted to Executive Officers during the fiscal year ended December 31, 1996.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to all exercises of stock options by the named officers during the last fiscal year as well as the fiscal year-end option values for each named executive officer under the Equity Incentive Plan and under the 1993 Stock Incentive Plan and held by them at December 31, 1996.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                         NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                        UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                            OPTIONS/SARS AT             OPTIONS/SARS AT
              NAME AND                SHARES ACQUIRED      VALUE              FY-END (#)                 FY-END ($)(1)
         PRINCIPAL POSITION           ON EXERCISE (#)   REALIZED ($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
------------------------------------  ---------------   ------------   -------------------------   -------------------------
Walter E. Daller, Jr................          --               --                 --/--                         --/--
President and CEO

Demetra M. Takes....................       1,203           20,475          16,524(2)/--                    268,845/--
Executive Vice President and COO

Fred C. Reim, Jr....................          --               --                330/1,324(3)                   --/--
Senior Vice President

Vernon L. Hunsberger................       2,450           40,187           2,454(2)/--                     39,927/--
Senior Vice President

Raymond H. Melcher, Jr..............          --               --                630/2,520(3)                   --/--
President and CEO Security

---------------
(1) Market value of underlying securities based on the closing price of the Corporation's common shares on the NASDAQ Stock Exchange on December 31, 1996, minus the exercise price.
(2) Shares granted under the Equity Incentive Plan.
(3) Shares granted under the 1993 Stock Incentive Plan.

PENSION PLAN

     The Corporation maintains a pension plan. The pension plan is a non-contributory funded pension plan for all full-time employees of the Banks over age 20 1/2 who have completed six (6) months of service. The pension plan provides annual benefits to eligible retired employees at age 65 equal to one percent (1%) of covered compensation plus seven-tenths of one percent (.7%) of average salary above the covered compensation level multiplied by the number of years of employment. Average compensation is the average of the highest five (5) consecutive salaries, excluding bonuses, during the last ten (10) years of employment. Compensation for pension purposes is limited to $150,000 as required under federal pension law. Total contributions by the Banks to the pension plan for the years ending December 31, 1996, December 31, 1995, and December 31, 1994, were $407,482, $493,429, and $420,116, respectively.

     The following table shows the estimated annual retirement benefit payable pursuant to the pension plan to an officer, currently age 65, whose highest salary, not including bonuses, remained unchanged during his last five (5) years of employment and whose benefits will be paid for the remainder of his life. The table does not reflect any limitations on benefits to participants which may apply under the Internal Revenue Code. Benefits listed in the table below are integrated with Social Security.

AVERAGE
 ANNUAL       10 YEARS       15 YEARS       20 YEARS       25 YEARS       30 YEARS
EARNINGS     OF SERVICE     OF SERVICE     OF SERVICE     OF SERVICE     OF SERVICE
--------     ----------     ----------     ----------     ----------     ----------
$ 75,000      $  10,820      $  16,230      $  21,639      $  27,049      $  32,459
 100,000         15,070         22,605         30,139         37,674         45,209
 125,000         19,320         28,980         38,639         48,299         57,959
 150,000         23,570         35,355         47,139         58,924         70,709
 175,000         23,570         35,355         47,139         58,924         70,709
 200,000         23,570         35,355         47,139         58,924         70,709
 225,000         23,570         35,355         47,139         58,924         70,709
 250,000         23,570         35,355         47,139         58,924         70,709
 275,000         23,570         35,355         47,139         58,924         70,709
 300,000         23,570         35,355         47,139         58,924         70,709
 325,000         23,570         35,355         47,139         58,924         70,709
 350,000         23,570         35,355         47,139         58,924         70,709
 375,000         23,570         35,355         47,139         58,924         70,709
 400,000         23,570         35,355         47,139         58,924         70,709

     Walter E. Daller, Jr., President and Chief Executive Officer of the Corporation and of Harleysville, has 34 years of credited service under the pension plan. Average salary upon which benefits would be calculated at December 31, 1996, is $255,154.

     Demetra M. Takes, Executive Vice President of Harleysville, has 24 years of credited service under the pension plan. Average salary upon which benefits would be calculated at December 31, 1996, is $128,700.

     Fred C. Reim, Senior Vice President of Harleysville, has 3 years of credited service under the pension plan. Average salary upon which benefits would be calculated at December 31, 1996, is $97,670.

     Vernon L. Hunsberger, Senior Vice President of Harleysville, has 30 years of credited service under the pension plan. Average salary upon which benefits would be calculated at December 31, 1996, is $80,385.

     Raymond H. Melcher, Jr., President and Chief Executive Officer of Security, has 2 years of credited service under the pension plan. Average salary upon which benefits would be calculated at December 31, 1996, is $119,340.

401(k) PLAN

     Effective October 1, 1996, the Corporation implemented a 401(k) plan to replace the Corporation's discretionary profit-sharing plan. The 401(k) plan is a tax-exempt profit-sharing plan, qualified under Section 401 of the Internal Revenue Code (the "401(k) Plan"). All employees are eligible to participate on the first day of the calendar quarter following six months of service, provided they are 21 years of age. All employees may contribute up to a maximum of 15% of salary on a pre-tax basis with a 50% employer match up to a maximum of 3% of salary. The funds in the 401(k) Plan are managed by an independent investment manager. Distributions from the 401(k) Plan are made upon normal retirement at age 65, early retirement at age 55 with a minimum of 15 years of service, or upon disability, death, termination or hardship. A participant may elect distributions in a lump sum, in installments, or as an annuity for life.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Harleysville maintains a Supplemental Executive Retirement Plan for certain officers and key employees of Harleysville. The Plan provides for payment to the covered employee of an annual supplemental retirement benefit equal to fifty percent (50%) of their annual base salary upon retirement, thereafter offset by the employer's share of social security, defined benefit pension and available employer's 401(k) matching contribution. There is a lifetime payout in retirement benefits with a minimum payout of ten years. There is a pre-retirement death benefit, payable for ten years, of one hundred percent (100%) of the annual base salary for the first year, and fifty percent (50%) of the annual base salary for the next nine years.

     The following table shows the estimated annual retirement benefit payable pursuant to the Supplemental Executive Retirement Plan to an employee covered under the Plan:

BASE SALARY      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7       YEAR 8       YEAR 9
-----------     --------     --------     --------     --------     --------     --------     --------     --------     --------
 $ 100,000      $ 50,000     $ 50,000     $ 50,000     $ 50,000     $ 50,000     $ 50,000     $ 50,000     $ 50,000     $ 50,000
   125,000        62,500       62,500       62,500       62,500       62,500       62,500       62,500       62,500       62,500
   150,000        75,000       75,000       75,000       75,000       75,000       75,000       75,000       75,000       75,000
   175,000        87,500       87,500       87,500       87,500       87,500       87,500       87,500       87,500       87,500
   200,000       100,000      100,000      100,000      100,000      100,000      100,000      100,000      100,000      100,000
   225,000       112,500      112,500      112,500      112,500      112,500      112,500      112,500      112,500      112,500
   250,000       125,000      125,000      125,000      125,000      125,000      125,000      125,000      125,000      125,000
   275,000       137,500      137,500      137,500      137,500      137,500      137,500      137,500      137,500      137,500
   300,000       150,000      150,000      150,000      150,000      150,000      150,000      150,000      150,000      150,000
   325,000       162,500      162,500      162,500      162,500      162,500      162,500      162,500      162,500      162,500
   350,000       175,000      175,000      175,000      175,000      175,000      175,000      175,000      175,000      175,000
   375,000       187,500      187,500      187,500      187,500      187,500      187,500      187,500      187,500      187,500
   400,000       200,000      200,000      200,000      200,000      200,000      200,000      200,000      200,000      200,000

BASE SALARY  YEAR 10
-----------  --------
 $ 100,000   $ 50,000
   125,000     62,500
   150,000     75,000
   175,000     87,500
   200,000    100,000
   225,000    112,500
   250,000    125,000
   275,000    137,500
   300,000    150,000
   325,000    162,500
   350,000    175,000
   375,000    187,500
   400,000    200,000

     Salary upon which benefits would be calculated at December 31, 1996 under the Supplemental Executive Retirement Plan is $305,000 for Walter E. Daller, Jr., President and Chief Executive Officer of the Corporation and of Harleysville; credited coverage under the plan equals eleven (11) years.

     Salary upon which benefits would be calculated at December 31, 1996 under the Supplemental Executive Retirement Plan is $148,750 for Demetra M. Takes, Vice President of the Corporation and Executive Vice President of Harleysville; credited coverage under the plan equals six (6) years.

     Salary upon which benefits would be calculated at December 31, 1996 under the Supplemental Executive Retirement Plan is $95,400 for Vernon L. Hunsberger, Treasurer of the Corporation and Senior Vice President, Chief Financial Officer, and Cashier of Harleysville; credited coverage under the plan equals one (1) year.

     Fred C. Reim, Jr., Senior Vice President of Harleysville, and Raymond H. Melcher, Jr., President and Chief Executive Officer of Security are not covered under the Supplemental Executive Retirement Plan.

EQUITY INCENTIVE PLAN

     The Corporation maintains an equity incentive plan (the "Equity Incentive Plan"). The Equity Incentive Plan was approved by shareholders in 1987. All shares available under the Equity Incentive Plan have been awarded.

1993 STOCK INCENTIVE PLAN

     The Corporation maintains the 1993 Stock Incentive Plan (the "Stock Incentive Plan"). The purpose of the Stock Incentive Plan is to advance the development, growth and financial condition of the Corporation. The Stock Incentive Plan provides for the issuance of shares of the Corporation's Common Stock to certain employees of the Banks.

     The Stock Incentive Plan is administered by a disinterested committee of the Corporation's Board of Directors. Awards can be made in the form of incentive stock options, non-qualified stock options, stock appreciation rights or restricted stock as the disinterested committee deems appropriate. No options were granted during 1996; no options were exercised during 1996, or as of the record date, February 21, 1997.

HARLEYSVILLE NATIONAL CORPORATION STOCK BONUS PLAN

     The Corporation maintains the Harleysville National Corporation Stock Bonus Plan (the "Stock Bonus Plan") to promote in the employees of the Banks strong interest in the successful operation of the business, loyalty to the Corporation and to the Banks, and increased efficiency.

     The Stock Bonus Plan is administered by the Compensation Committee of the Corporation. The amount of shares to be awarded, if any, will be determined annually at the sole discretion of the Committee.

     During 1996, 30 shares of Common Stock were awarded to each full-time employee and 15 shares of Common Stock were awarded to each part-time employee of the Banks, who had been employed for a period of six months or more as of September 30, 1996. As of December 31, 1996, 11,295 shares of the Corporation's Common Stock were awarded under the plan.

COMPENSATION OF DIRECTORS

     Directors of the Corporation do not receive a fee for meetings attended, with the exception of T. McCready and H. Pollak who receive one-half of the annual retainer fee paid to Directors of Harleysville and one-half of the meeting fee paid to Directors of Harleysville for each meeting of the Corporation attended. These reduced fees are paid to Messrs. McCready and Pollak in recognition of the time and travel necessary to attend the meetings of the Corporation. Historically, the Corporation holds fewer meetings than each of the Banks. Directors of Harleysville received a fee of $400 for each meeting of Harleysville attended, an annual retainer fee of $6,550, and also received a fee of $275 for each meeting attended of a committee of the Board of Directors of the Corporation or Harleysville. Each Director of Harleysville received a bonus of $2,300. In the aggregate, the Board of Directors of Harleysville received $129,562.

     The Corporation maintains deferred compensation plans for its directors. In the past, certain directors elected to defer, with interest, all or part of their compensation for future distribution. Under the terms of the plan, benefits can be paid out to the respective directors, over a ten-year period. Should the director die before age 70 or before receiving all of the benefits, those benefits would be paid to his or her beneficiary until age 70 or for ten years, whichever shall be greater. This plan is considered an unfunded plan which is subject to substantial risk of forfeiture and the director is not considered to be vested pursuant to the plan.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors of Harleysville National Corporation (the "Corporation") is responsible for the governance of the Corporation and its subsidiaries. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the Corporation's shareholders, customers and the communities served by the Corporation and its subsidiaries. To accomplish the strategic goals and objectives of the Corporation, the Board of Directors engages competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the Corporation's strategic mission. The Harleysville National Bank and Trust Company ("Harleysville"), The Citizens National Bank of Lansford ("Citizens"), and Security National Bank ("Security") or collectively, the "Banks", the wholly-owned bank subsidiaries of the Corporation, provide compensation to the respective employees of the Corporation and the Banks.

     The fundamental philosophy of the Corporation's and the Banks' compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The compensation program is administered by a Compensation Committee comprised of three (3) outside directors whose names are listed on the following page. The objectives of the Committee are to establish a fair compensation policy to govern executive officers' base salaries and incentive plans to attract and motivate competent, dedicated, and ambitious managers whose efforts will enhance the products and services of the Corporation and the Banks, the results of which will be improved profitability, increased dividends to the Corporation's shareholders and subsequent appreciation in the market value of the Corporation's shares.

     The compensation of the Corporation's and Banks' top executives is reviewed and approved annually by the Board of Directors. The top executives whose compensation is determined by the Committee include the chief executive officer, the executive vice president and all other vice presidents. As a guideline for review in determining appropriate compensation, the Committee considers, extensively, various resource materials as well as the Corporation's earnings and overall performance relative to various peer groups both in the short term and long term historically. This peer group of banks with assets of $500 Million to $1 Billion is different than the peer group utilized for the Shareholder Return Performance Graph. The principal resources used for peer group comparisons are the 1996 edition of the annual SNL Executive Compensation Review of Commercial Banks, the 1995 edition of the L. R. Webber Associates Salary/Benefits Survey of the Pennsylvania Financial Services Industry, and the 1995 edition of the Sheshunoff Bank Executive and Director Compensation Survey. The peer group on the "Shareholder Return Performance Graph" includes bank holding companies and banks listed on NASDAQ which may not be located in Pennsylvania.

     The Compensation Committee does not deem Section 162(m) of the Internal Revenue Code (the "IRC") to be applicable to the Corporation at this time. The Compensation Committee intends to monitor the future application of Section 162(m) of the IRC to the compensation paid to its executive officers and, in the event that this section becomes applicable, the Compensation Committee intends to amend the Corporation's compensation plans to preserve the deductibility of compensation payable under such plans.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Board of Directors has determined that the compensation of the Chief Executive Officer as increased by 6.6% over 1996 compensation of $305,000 is appropriate in light of the following 1996 performance accomplishments as of October 31, 1996: for Harleysville (1) a 16.8% increase in net income; (2) an 18.5% return on equity; (3) a 9.7% increase in assets; and (4) a 1.55% return on assets; and for the Corporation, a 12.0% increase in stockholder dividends. There is, however, no direct correlation between the Chief Executive Officer's compensation, the Chief Executive Officer's increase in compensation and any of the above criteria, nor is there any specific weight given by the Committee to any of the above individual criteria. The increase in the Chief Executive Officer's compensation is based on the Committee's subjective determination after review of all information, including the above, that it deems relevant.

EXECUTIVE OFFICERS

     The Board of Directors has established that the compensation of the Corporation's and of the Banks' executive officers will increase by five and four-hundreds percent (5.04%) over 1996 compensation of $773,292 in the aggregate. Compensation increases were determined by the Committee based on its subjective analysis of the individual's contribution to the Corporation's strategic goals and objectives. In determining whether strategic goals have been achieved, the Board of Directors considers among numerous factors the following: the Corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the performance and increases in compensation were measured in light of these factors, there is no direct correlation between any specific criterion and the employee's compensation, nor is there any specific weight provided to any such criteria in the Committee's analysis. The determination by the Committee is subjective after review of all information, including the above, as it deems relevant.

     In addition to base salary, executive officers of the Corporation and the Banks may participate currently in the following annual and long-term incentive plans: pension; 401(k) plan; and a non-qualified supplemental retirement benefit plan. The compensation program and Committee will govern awards made under the stock option plan.

     Total compensation opportunities available to the employees of the Corporation and the Banks are influenced by general labor market conditions, the individual's specific responsibilities, and the individual's contributions to the Corporation's success. Individuals are reviewed annually on a calendar year basis. The Corporation and the Banks strive to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the Corporation strives to meet its strategic goals and objectives to its constituencies and to provide compensation that is fair and meaningful to its employees.

                            COMPENSATION COMMITTEE
                            BRADFORD W. MITCHELL, CHAIRMAN
                            JOHN W. CLEMENS
                            MARTIN E. FOSSLER

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     During 1996, no current or former officer or employee of the Corporation or of any of the Corporation's subsidiaries served on the Compensation Committee. In addition, none of the members of the committee had any relationship with the Corporation or of any of the Corporation's subsidiaries that would require disclosure under Item 404 of the Securities Exchange Commission's Regulation S-K, relating to insider transactions and indebtedness of management.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on the Corporation's Common Stock against the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and the NASDAQ Bank Stocks Index for the period of five fiscal years commencing January 1, 1992 and ending December 31, 1996. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                             PERFORMANCE GRAPH FOR
                       HARLEYSVILLE NATIONAL CORPORATION

Prepared by the Center for Research in Security Prices
Produced on 02/03/97 including date to 12/31/96

                  [PERFORMANCE LINE GRAPH PLOT POINTS TO COME]

                                                               LEGEND
Symbol   CRSP Total Returns Index for:              12/31/91   12/31/92   12/31/93   12/30/94   12/29/95   12/31/96
------   -------------------------------------      --------   --------   --------   --------   --------   --------
*        HARLEYSVILLE NATIONAL CORPORATION          100.0      146.3      176.0      237.5      248.9      229.8
**       Nasdaq Stock Market (US Companies          100.0      116.4      133.6      130.6      184.7      227.2
***      Nasdaq Bank Stocks                         100.0      145.6      166.0      165.4      246.3      325.6
         SIC 6020-6029, 6710-6719 US & Foreign

Notes:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is no a trading day, the preceding trading day is used.
     D. The index level for all series was set to $100.00 on 12/31/91.

              EXECUTIVE OFFICERS OF THE CORPORATION AND THE BANKS

     The following table sets forth selected information about the executive officers of the Corporation and the Banks, each of whom is appointed by the Board of Directors and each of whom holds office at the discretion of the Board of Directors, as of the record date, February 21, 1997.

                                                                      HNB/CNB/SNB      NUMBER OF
                                                         POSITION      EMPLOYEE          SHARES         AGE AS OF
                                                           HELD          SINCE        BENEFICIALLY     FEBRUARY 21,
                   NAME AND POSITION                      SINCE           (9)            OWNED             1997
-------------------------------------------------------  --------     -----------     ------------     ------------
Walter E. Daller, Jr. .................................    1981           1962           149,288(1)         57
President and CEO and Chairman of the Board of the
Corporation and of HNB, and Director of the
Corporation, HNB, CNB and SNB

Demetra M. Takes.......................................    1993           1972            22,352(2)         46
Vice President of the Corporation, Executive Vice
President and COO of HNB, and Director of CNB and SNB

James W. Hamilton......................................    1983           1971            10,261(3)         50
Senior Vice President and Senior Trust Officer of HNB

Vernon L. Hunsberger...................................    1991           1966             6,639(4)         48
Treasurer of the Corporation, and Senior Vice
President, CFO, and Cashier of HNB

Frank J. Lochetto......................................    1989           1980             9,328(5)         49
Senior Vice President of HNB

Fred C. Reim, Jr. .....................................    1993           1993(10)         2,209(6)         53
Senior Vice President of HNB

Thomas D. Oleksa.......................................    1991           1991(11)           558(7)         43
President and CEO of CNB, and Director of CNB

Raymond H. Melcher, Jr. ...............................    1994           1994(12)         3,639(8)         45
President and CEO of SNB, and Director of SNB

------------------

 (1) Includes: 22,956 shares owned solely by W. Daller; 114,579 shares owned jointly by W. Daller and spouse; and 11,753 shares owned solely by his spouse.

 (2) Includes 5,828 shares owned solely by D. Takes; and 16,524 unexercised stock options which are currently exercisable.

 (3) Includes 10,261 shares owned solely by J. Hamilton.

 (4) Includes 3,095 shares owned solely by V. Hunsberger; 1,090 shares owned jointly by V. Hunsberger and spouse; and 2,454 unexercised stock options which are currently exercisable.

 (5) Includes 8,583 shares owned jointly by F. Lochetto and spouse; 745 shares owned by F. Lochetto's children.

 (6) Includes 555 shares owned solely by F. Reim; and 1,654 stock options of which 330 are currently exercisable.

 (7) Includes 558 shares owned solely by T. Oleksa.

 (8) Includes 315 shares owned by R. Melcher; 174 shares owned jointly by R. Melcher and spouse; and 3,150 stock options of which 630 are currently exercisable.

 (9) "HNB" makes reference to The Harleysville National Bank and Trust Company, "CNB" makes reference to The Citizens National Bank of Lansford, "SNB" makes reference to Security National Bank.

(10) F. Reim began career with HNB in 1993; from 1990 to 1993 served as a senior vice president of First Valley Bank; from 1986 to 1990 served as a senior vice president of National Westminster Bank NJ.

(11) T. Oleksa began career with CNB in 1991; from 1985 to 1990 served as vice president of Merchants Bank N.A.; from 1990 to 1991 served as vice president of First Valley Bank.

(12) SNB was acquired by the Corporation in 1994; from 1990 to 1994 R. Melcher was a shareholder, director, executive vice president and COO of Hi-Tech Connections, Inc.; from 1988 to 1990 was executive vice president of Keystone Financial; from 1986 to 1988 was president, CEO and a director of Pennsylvania National Bank.

                              CERTAIN TRANSACTIONS

     There have been no material transactions between any director or executive officer of the Corporation or the Banks or any associate of the foregoing persons, and the Corporation or the Banks, nor are any such material transactions proposed. The Corporation and the Banks have had and intend to continue to have banking and financial transactions in the ordinary course of business with directors and executive officers of the Corporation and of the Banks and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the Banks. Total loans outstanding from the Corporation and the Banks at December 31, 1996, to the Corporation's and the Banks' executive officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $7,723,113 or approximately 7.9% of the total equity capital of the Corporation. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. Total interest paid by the Banks during 1996 on deposits held by such persons was $317,627.

                              INDEPENDENT AUDITORS

     Grant Thornton LLP, Certified Public Accountants, of Philadelphia, Pennsylvania, served as the Corporation's independent auditors for the 1996 fiscal year, assisted the Corporation and the Banks with the preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the Banks for such services at its customary hourly billing rates. These non-audit services were approved by the Corporation's Board of Directors after due consideration of the effect of the performance thereof on the independence of the auditors. The Corporation has been advised by Grant Thornton LLP that none of its members has any financial interest in the Corporation. The Board of Directors of the Corporation has appointed Grant Thornton LLP, certified public accountants, as the Corporation's auditors for the fiscal year ending December 31, 1997.

                               LEGAL PROCEEDINGS

     In the opinion of the management of the Corporation and the Banks, there are no proceedings pending to which the Corporation and the Banks are a party or to which their property is subject, which, if determined adversely to the Corporation and the Banks, would be material in relation to the Corporation's and the Banks' undivided profits or financial condition. There are no proceedings pending other than routine litigation incident to the business of the Corporation and the Banks. In addition, no material proceedings are pending or are known to be threatened or contemplated against the Corporation and the Banks by government authorities.

                                 ANNUAL REPORT

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1996 is enclosed with this Proxy Statement. The Corporation's Annual Report is furnished to shareholders for their information. No part thereof is incorporated by reference herein. A representative of Grant Thornton LLP will attend the Annual Meeting and will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions presented by shareholders at the Annual Meeting.

                             SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's Proxy Statement for its 1998 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of the Corporation at the Corporation's principal executive offices at 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438, not later than Tuesday, November 11, 1997.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgment.

                             ADDITIONAL INFORMATION

     UPON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE CORPORATION'S REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED, WITHOUT CHARGE, FROM JO ANN M. BYNON, SECRETARY, HARLEYSVILLE NATIONAL CORPORATION, 483 MAIN STREET, P.O. BOX 195, HARLEYSVILLE, PENNSYLVANIA 19438, TELEPHONE (215) 256-8851.

                                       By Order of the Board of Directors,

                                       /s/Walter E. Daller, Jr.
                                       Walter E. Daller, Jr.

                                       President and
                                       Chief Executive Officer

Date: March 10, 1997

                    [Harleysville National Corporation Logo]

                       HARLEYSVILLE NATIONAL CORPORATION
                                     PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 8, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby constitutes and appoints James W. Hamilton and Vernon L. Hunsberger, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Harleysville National Corporation (the "Corporation") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401, on Tuesday, April 8, 1997, at 9:30 a.m., prevailing time, and at any adjournment or postponement thereof, as follows:

        1. ELECTION OF CLASS C DIRECTORS TO SERVE FOR A FOUR-YEAR TERM

           [ ] FOR all nominees listed below (except as marked to the contrary)

           [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

           (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                   Bradford W. Mitchell            William M. Yocum


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS C DIRECTORS LISTED ABOVE.


                              (Please see reverse)

                              (Continued from reverse)

        2. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

        THIS PROXY WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.

        THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.


                                     --------------------------------- (SEAL)
                                                (Signature)

                                     --------------------------------- (SEAL)
                                                (Signature)

                                    Dated: ___________________________ , 1997

                        HARLEYSVILLE NATIONAL CORPORATION
                           ANNUAL MEETING -- 9:30 A.M.
                             BREAKFAST -- 9:00 A.M.
                                  APRIL 8, 1997

                FOR YOUR CONVENIENCE - RETAIN FOR YOUR REFERENCE

Harleysville National Corporation will conduct its Annual Meeting of Shareholders on Tuesday, April 8, 1997 at 9:30 a.m. at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401.

Breakfast will be served prior to the Annual Meeting, beginning at 9:00 a.m. The meeting will convene promptly at 9:30 a.m.

         PLEASE RETURN YOUR PROXY VOTE IF YOU HAVE NOT ALREADY DONE SO.

Directions to Presidential Caterers were sent with your Breakfast Invitation Response Card.

IF YOU FIND THAT YOUR PLANS HAVE CHANGED AND YOU WILL BE UNABLE TO JOIN US FOR THE ANNUAL MEETING AND BREAKFAST, KINDLY CALL HARLEYSVILLE NATIONAL CORPORATION'S SHAREHOLDER SERVICES DEPARTMENT AT 215-256-8851 EXT. 312, AND HELP US ELIMINATE UNNECESSARY CHARGES. THANK YOU.

                          Breakfast Invitation Response

Harleysville National Corporation will conduct its Annual Meeting of Shareholders on Tuesday, April 8, 1997 at 9:30 a.m. at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401.

You are cordially invited to join us for breakfast prior to the Annual Meeting, beginning at 9:00 a.m. The meeting will convene promptly at 9:30 a.m.

Would you be kind enough to help us make appropriate arrangements by filling out and mailing this response card, along with your proxy vote, in the enclosed stamped, self-addressed envelope.

For your convenience, enclosed are directions to Presidential Caterers.

Name(s)   _____________________________________________________
          _____________________________________________________

      ( ) Yes, I will join you for breakfast and the Annual Meeting at Presidential Caterers on Tuesday, April 8, 1997.

                       DIRECTIONS TO PRESIDENTIAL CATERERS
                     2910 DEKALB PIKE - NORRISTOWN, PA 19401
                                  610-275-7300

      NOTE TO ALL DRIVERS: There is a traffic island in the middle of the road on Route 202 just in front of Presidential's driveway so you CANNOT make a left turn off Route 202 into the driveway. You MUST enter the driveway with a right turn.

                                     ******

      FROM KING OF PRUSSIA - Take Route 202 North through Norristown to East Norriton. After crossing the intersection at Germantown Pike (Route 422), the driveway to Presidential will be on your right.

      FROM MONTGOMERYVILLE & LANSDALE - Take Route 202 South to East Norriton. Turn Right at Township Line Road (Mr. Ron's Restaurant on corner). Go one block and turn Left at Swede Road. Proceed to Germantown Pike and turn Left. Next light, Route 202 (DeKalb Pike) turn Left. Driveway to Presidential will be on your right.

      FROM PHILADELPHIA - Take Schuylkill Expressway to Plymouth Meeting. Exit Route 476 North to Germantown Pike-West Exit. Follow Germantown Pike-West to Route 202 North (DeKalb Pike). Make a Right onto Route 202, driveway to Presidential will be on your right.

      FROM MAIN LINE - Take Blue Route, 476 North, to Germantown Pike-West Exit. Follow Germantown Pike-West to Route 202 North (DeKalb Pike). Make a Right onto Route 202, driveway to Presidential will be on your right.

      FROM WILLOW GROVE - Take PA-Turnpike (Route 276) to Norristown Exit. Follow Germantown Pike-West to Route 202 North (DeKalb Pike). Make a Right onto Route 202, driveway to Presidential will be on your right.